EXHIBIT 10.30

                                          CONSENT AND AMENDMENT NO. 5 TO
                                            THIRD AMENDED AND RESTATED
                                                  CREDIT AGREEMENT
                                           Dated as of December 31, 1997

         THIS CONSENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT  AGREEMENT  ("Amendment") is made as of the 28th day of  December,  2000 by and among SOUTH  CENTRAL  POOL SUPPLY,  INC.,  a Delaware  corporation  (the
"Borrower"),  the financial  institutions  listed on the signature  pages hereof (the  "Lenders")  and LASALLE BANK
NATIONAL  ASSOCIATION,  in its individual  capacity as a Lender and in its capacity as agent  ("Agent")  under that certain Third Amended and Restated Credit  Agreement  dated as of December 31, 1997 by and among the Borrower,  the
Lenders and the Agent (as amended,  the "Credit  Agreement")  and each of the Persons  identified  on the signature pages hereto as a Loan Party  (individually,  a "Loan Party" and  collectively,  the "Loan  Parties").  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                                     WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

         WHEREAS,  Agent  and the  Required  Lenders  desire to  consent  to (i) the  acquisition  by  Borrower  of substantially all of the assets of Pool Rite, Inc., a Florida  corporation  ("Pool Rite"),  and Pool Rite II, Inc., a Florida  corporation  ("Pool  Rite II"),  in  accordance  with the terms of the Asset  Purchase  Agreement  dated
October  26,  2000 (the "Pool Rite  Acquisition"),  (ii) the  conversion  of  Borrower  (the  "Conversion")  from a
Delaware  corporation  to a Delaware  limited  liability  company  pursuant to Section 266 of the Delaware  General
Corporation  Law and the  renaming of Borrower to SCP  Distributors,  LLC,  and (iii) the merger of SCP Finance Co.
with and into SCP Property Co. (the  "Merger"),  all on the terms and subject to the  conditions  set forth herein;
and

         WHEREAS,  the Borrower,  the Lenders and the Agent have agreed to amend the Credit  Agreement on the terms and conditions hereinafter set forth.

         NOW,  THEREFORE,  in  consideration  of the foregoing and the agreements,  provisions and covenants herein contained, Borrower, Agent, and the Lenders agree as follows:

         1.       Consent.  Subject  to the terms and  provisions  of this  Amendment,  Agent  and  Lenders  hereby consent to the following:

         a.       the Pool Rite  Acquisition  and  Borrower's  use of proceeds of  Revolving  Loans to complete the same;

         b.       the Conversion; and

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         c.       the  Merger,  it  being  understood  and  agreed  that  upon  consummation  of  the  Merger,  the
                  Subordinated Intercompany Indebtedness will be owned by, and owed to, SCP Property Co.

         2.       Amendments to Credit  Agreement.  Subject to the prior  satisfaction  of the conditions set forth in Section 3 below, Agent, the Lenders, and Borrower hereby agree to amend the Credit Agreement as follows:

1.       Section 1.1 is amended by deleting the  definitions  of Capital Stock and  Restricted  Junior  Payment and
                  substituting the following therefor:

         "Capital  Stock",  with respect to any Person,  means any capital stock,  partnership  interests, limited  liability  company  interests  or  units  or  other  equity  security  of  such  Person, regardless of class or designation,  and all warrants,  options,  purchase rights,  conversion or exchange rights, voting rights, calls or claims of any character with respect thereto."

         "Restricted  Junior  Payment" means (i) any dividend or other  distribution,  direct or indirect, on account of any Capital Stock of the Borrower now or hereafter  outstanding,  except a dividend payable  solely in  shares,  interests,  units or the like of that  class of  security  or in any junior class of security to the holders of that class, (ii) any redemption,  retirement,  sinking fund or similar  payment,  purchase or other  acquisition for value,  direct or indirect,  of any
         Capital  Stock of the Borrower or any of its  Subsidiaries  now or hereafter  outstanding,  (iii)
         any payment or prepayment of principal of,  premium,  if any, or interest,  fees or other charges on or with  respect  to,  and  any  redemption,  purchase,  repurchase,  retirement,  defeasance, sinking  fund or similar  payment  and any claim for  rescission  with  respect to any  Permitted
         Subordinated  Indebtedness,  (iv) any payment made to redeem, purchase,  repurchase or retire, or to obtain the  surrender  of, any  outstanding  warrants,  options or other rights to acquire any
         Capital Stock of the Borrower or any of its  Subsidiaries now or hereafter  outstanding,  (v) any payment  of a claim  for the  rescission  of the  purchase  or sale of, or for  material  damages arising  from the  purchase or sale of any  Permitted  Subordinated  Indebtedness  or any Capital
         Stock of Holdings,  Borrower or any of Borrower's  Subsidiaries or of a claim for  reimbursement, indemnification  or  contribution  arising  out of or related  to any such  claim for  damages or recission and (vi) any payment of management fees to Holdings, CHS or any of their Affiliates."

2.       Section 5.1 is deleted in its entirety and the following is substituted therefor:

         "5.1     Organization;  Corporate  Powers.  The  Borrower and each of its  Subsidiaries  (i) is a corporation,  partnership,  limited  liability  company or other entity duly  organized,  validly existing  and in  good  standing  under  the  laws  of  the  jurisdiction  of its  incorporation, formation  or  organization,  (ii) is duly  qualified  to do business  as a foreign  corporation, partnership,  limited  liability  company or other entity and its in good standing under the laws of each  jurisdiction  in which  failure  to be so  qualified  and in good  standing  will have a
         Material  Adverse  Effect,  (iii) has filed and  maintained  effective  (unless  exempt  from the requirements  for filing) a current  Business  Activity Report with the appropriate  Governmental
         Authority  in the  States in which it is  required  to do and (iv) has all  requisite  corporate, partnership,  limited  liability  company or other  requisite  power and authority to own operate and encumber its property and to conduct its business as presently  conducted  and as proposed to be conducted."

3.       Sections 5.2(A) and (B) are deleted in their entirety and the following is substituted therefor:

         "5.2     Authority.

                  (A)      The  Borrower  and each of its  Subsidiaries  have or had, as  applicable,  the requisite  corporate,  partnership,  limited  liability  company  or other  requisite  power  and authority (i) to execute,  deliver and perform each of the  Transaction  Documents to which it is a party  and  (ii) to  file  the  Transaction  Documents  which  must  be  filed  by it with  any
         Governmental Authority.

                  (B)      The execution,  delivery,  performance and filing,  as the case may be, of each of the Transaction  Documents to which the Borrower or any of its  Subsidiaries  is a party,  and the  consummation  of the  transactions  contemplated  thereby,  have been duly  approved  by the respective  boards of directors or other  governing  body and, if  necessary,  the  shareholders, partners,  members or other  equity  security  holders,  as  applicable,  of the Borrower and its
         Subsidiaries,  and such  approvals  have not been  rescinded.  No other  corporate,  partnership, limited  liability  company or other requisite  action or proceedings on the part of the Borrower or its Subsidiaries are necessary to consummate such transactions."

4.       Section 5.3 is deleted in its entirety and the following is substituted therefor:

         "5.3     No Conflict,  Governmental  Consents.  The execution,  delivery and  performance of each of the Loan  Documents  and  other  Transaction  Documents  to which the  Borrower  or any of its
         Subsidiaries  is a party do not and will not (i)  conflict  with the  certificate  or articles of incorporation,  by-laws,  partnership  agreement,  limited  liability  company agreement or other organizational  document  of the  Borrower or any such  Subsidiary,  (ii)  constitute  a tortious interference  with any Contractual  Obligation of any Person or conflict with, result in a breach of or  constitute  (with  or  without  notice  or  lapse of time or  both) a  default  under  any
         Requirement of Law (including,  without limitation,  any Environmental  Property Transfer Act) or
         Contractual  Obligation of the Borrower or any such  Subsidiary,  or require  termination  of any
         Contractual  Obligation,   except  such  interference,   breach,  default  or  termination  which
         individually  or in the aggregate  would not  reasonably  be expected to have a Material  Adverse
         Effect,  (iii)  with  respect  to the  Loan  Documents  and,  to the best of  Borrower's  and its
         Subsidiaries'  knowledge with respect to the other  Transaction  Documents,  result in or require the  creation or  imposition  of any Lien  whatsoever  upon any of the  property or assets of the
         Borrower  or any such  Subsidiary,  other than Liens  permitted  by the Loan  Documents,  or (iv)
         require any approval of the Borrower's or any such Subsidiary's  shareholders,  partners, members or other  equity  security  holders  except  such as have been  obtained.  Except as set forth on
         Schedule  5.3 to  this  Agreement,  the  execution,  delivery  and  performance  of  each  of the
         Transaction  Documents  to which the  Borrower or any of its  Subsidiaries  is a party do not and will not require any  registration  with,  consent or approval  of, or notice to, or other action to, with or by any Governmental  Authority,  including under any Environmental  Property Transfer
         Act,  except filings,  consents or notices which have been made,  obtained or given, or which, if not made,  obtained or given,  individually  or in the aggregate would not reasonably be expected to have a Material Adverse Effect."

5.       Section 5.8 is deleted in its entirety and the following is substituted therefor:

         "5.8   Subsidiaries.   Schedule  5.8  to  this  Agreement  (i)  contains  a  description  of  the
         corporate,   partnership,   limited  liability  company  or  other  organizational  structure  of
         Holdings,  the Borrower,  its Subsidiaries  and any other Person in which Holdings,  the Borrower or any of its  Subsidiaries  holds an equity  interest;  and (ii)  accurately  sets forth (A) the correct  legal name,  the  jurisdiction  of  incorporation,  organization  or  formation  and the jurisdiction  in which  each of the  Borrower  and the direct and  indirect  Subsidiaries  of the
         Borrower  is  qualified  to  transact  business as a foreign  corporation,  partnership,  limited
         liability  company  or  other  entity,  (B)  the  authorized,   issued  and  outstanding  shares,
         interests,  units or the like of each  class of  Capital  Stock of the  Borrower  and each of its
         Subsidiaries  and the owners of such shares,  interests,  units or the like, and (C) a summary of the direct and  indirect  partnership,  joint  venture,  or other  equity  interests,  if any, of
         Holdings,  the  Borrower  and  each  Subsidiary  of the  Borrower  in any  Person  that  is not a
         Subsidiary.  None of the issued  and  outstanding  Capital  Stock of the  Borrower  or any of its
         Subsidiaries is subject to any vesting,  redemption,  or repurchase  agreement,  and there are no warrants or options  outstanding  with respect to such Capital  Stock.  The  outstanding  Capital
         Stock of the Borrower and each of its  Subsidiaries is duly  authorized,  validly  issued,  fully paid and  non-assessable  and its not margin  stock (as defined in  Regulation  U). The  Borrower has no direct  Subsidiaries other than Alliance,  SCP International,  Inc., SCP Property Co., SCP
         Barbados,  Inc. and Superior  Pool  Products,  LLC, all of the Capital Stock of which is owned by the Borrower.  Except as described in Schedule 5.8,  Alliance has no assets or  Indebtedness  and does not conduct any active  business.  Holdings has no Subsidiaries  other than the Borrower and its  Subsidiaries  and,  upon its  creation  in  accordance  with  Section  6.3(G),  the  Finance
         Subsidiary, which Finance Subsidiary will merge with and into SCP Property Co."

6.       Section 6.2(A) is deleted in its entirety and the following is substituted therefor:

         "(A)  Corporate  Existence,  Etc. The Borrower  shall,  and shall cause each of its  Subsidiaries
         (other than  Alliance) to, at all times maintain its corporate,  partnership,  limited  liability company or other  organizational  existence  and preserve and keep,  or cause to be preserved and kept, in full force and effect its rights and franchises material to its business.

7.       Section 6.3(F)(iv) is amended by adding the phrase "and  distributions"  after the word "dividends" in the third line thereof.

8.       Section 6.3(N) is deleted in its entirety and the following is substituted therefor:

         "(N) Corporate  Documents.  Neither the Borrower nor any of its Subsidiaries shall amend,  modify or otherwise  change any of the terms or  provisions  in any of their  respective  organizational documents,  including without  limitation,  articles or certificates of  incorporation,  by-laws, partnership  agreement or limited  liability  agreement  (other than the by-laws and, in the case of by-laws,  any of the  material  terms or  provisions  thereof) as in effect on the date hereof or,  if later,  on the date on which any such  document  is  initially  adopted  or  executed  as permitted  herein,  in any manner  adverse to the  interests  of the  Lenders  without  the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld).

9.       Section  6.3(Q) is amended by deleting  the word  "stock" in the fourth  line  therefor  and  substituting
                  "Capital Stock" therefor.

10.      The parties  acknowledge  and agree that SCP  Finance Co.  constitutes  the Finance  Subsidiary.  From and after the effectiveness of the Merger,  Holdings shall not thereafter  create,  capitalize (other than Borrower) or acquire any Subsidiary.

         3.       Conditions of  Effectiveness.  This Amendment shall not become  effective  unless the Agent shall have received the following on or before December 31, 2000:

11.      the written consent of the holders of the Subordinated  Intercompany  Indebtedness,  in form and substance satisfactory to Agent; and

12.      the documents and other items identified in the Closing  Checklist,  a copy of which is attached hereto as
                  Exhibit A, all in form and substance reasonably satisfactory to Agent, Lenders and Borrower.

         4.       Representations  and Warranties of the Borrower.  The Borrower hereby  represents and warrants as follows:

13.      This  Amendment  and the  Credit  Agreement  as  amended  hereby,  constitute  legal,  valid  and  binding obligations  of the Borrower and are  enforceable  against the Borrower in accordance  with their terms.

14.      Upon the  effectiveness of this Amendment,  the Borrower hereby  reaffirms all covenants,  representations and warranties  made in the Credit  Agreement and the other Loan Documents to the extent the same are not  amended  hereby,  and agrees that all such  covenants,  representations  and  warranties shall be deemed to have been remade as of the effective date of this Amendment.

15.      After  giving  effect to the consent in Section 1a hereof,  no Default or  Unmatured  Default has occurred and is  continuing  or would  result from the  execution of this  amendment  or the  transactions contemplated hereby.

16.      The execution,  delivery and  performance of this Amendment (i) has been duly  authorized by all necessary corporate  action and (ii) does not conflict with,  result in a breach of, or constitute (with or without  notice  or  lapse  of time or  both) a  default  under  any  Contractual  Obligation  of
                  Holdings, Borrower or any of its Subsidiaries.

17.      SCP  Finance  Co.  owns no  assets  other  than  the  Subordinated  Intercompany  Indebtedness  and has no
                  liabilities or obligations.  The principal  place of business and chief  executive  office of SCP
                  Finance is 2325-B Renaissance Drive, Las Vegas, Nevada 89119.

18.      Consummation  of the  Conversion  and  Merger do not and will not (i)  conflict  with the  certificate  or articles  of  incorporation  or by-laws of the  Borrower or any  Subsidiary,  (ii)  constitute  a tortious  interference  with any Contractual  Obligations of any Person or conflict with,  result in a breach of or  constitute  (with or without  notice or lapse of time or both) a default under any Requirement of Law (including,  without limitation,  any Environmental Property Transfer Act)
                  or Contractual  Obligation of the Borrower or any such Subsidiary,  or require termination of any
                  Contractual  Obligation,  (iii)  result in or require  the  creation  or  imposition  of any Lien whatsoever  upon any of the  property  or assets of the  Borrower or any such  Subsidiary,  other than Liens  permitted by the Loan  Documents,  or (iv) require any approval of the  Borrower's or any  Subsidiary's  shareholders  except  such as have been  obtained.  Except for the filing with the Secretary of State of Delaware of a Certificate  of Conversion  and  Certificate of Formation
                  in  connection  with the  Conversion  and the filing with the  Secretary  of State of Delaware of
                  Articles of Merger in connection  with the Merger,  the Conversion and Merger do not and will not require any  registration  with,  consent or approval  of, or notice to, or other action to, with or by any  Governmental  Authority,  including  under any  Environmental  Property  Transfer Act, except filings, consents or notices which have been made, obtained or given.

2.       Reference to the Effect on the Credit Agreement.

1.       Upon the  effectiveness  of this  Amendment,  on and after the date hereof,  each  reference in the Credit
                  Agreement  and other  Loan  Documents  to (i) "this  Credit  Agreement,"  "hereunder,"  "hereof,"
                  "herein"  or words of like  import  shall  mean and be a  reference  to the Credit  Agreement  as amended  hereby and (ii) South  Central  Pool Supply,  Inc.,  as  borrower,  debtor,  assignor or pledgor,  as  applicable,  shall  mean and be a  reference  to SCP  Distributors  LLC, a Delaware limited  liability  company,  it being the express intent and  understanding  of the parties that
                  SCP  Distributors  LLC  constitute a  continuation  of the existence of South Central Pool Supply
                  Inc.  and  that  the  Obligations  of South  Central  Pool  Supply,  Inc.  constitute  continuing
                  Obligations under the Credit Agreement and other Loan Documents.

2.       Except as  specifically  amended above,  the Credit  Agreement and all other  documents,  instruments  and agreements  executed  and/or  delivered in connection  therewith,  shall remain in full force and effect, and are hereby ratified and confirmed.

3.       The execution,  delivery and  effectiveness  of this Amendment shall not operate as a waiver of any right, power of remedy of the Agent or the  Lenders,  nor  constitute  a waiver of any  provision of the
                  Credit  Agreement or any other  documents,  instruments and agreements  executed and/or delivered in connection therewith.

         5.       GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN  ACCORDANCE  WITH THE
INTERNAL  LAWS  (INCLUDING  735  ILCS  105/5-1  ET SEQ.  BUT  OTHERWISE  WITHOUT  REGARD  TO THE  CONFLICTS  OF LAW
PROVISIONS) OF THE STATE OF ILLINOIS.

         6.       Headings.  Section  headings in this Amendment are included  herein for  convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7.       Counterparts.  This  Amendment  may be executed by one or more of the parties to the Amendment on any number of separate  counterparts and all of said counterparts  taken together shall be deemed to constitute one and the same  instrument.  This Amendment may be executed by facsimile and a facsimile  transmission of a signature to the Agent or the Agent's counsel shall be effective as though an original signature had been so delivered.

         8.       No Strict  Construction.  The parties hereto have  participated  jointly in the  negotiation  and drafting  of this  Amendment  and the  Credit  Agreement.  In the  event an  ambiguity  or  question  of  intent or interpretation  arises,  this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no  presumption or burden of proof shall arise favoring or disfavoring  any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

         9.       Reaffirmation.  Each of the Loan Parties as debtor, grantor, pledgor, guarantor,  assignor, or in other any other  similar  capacity in which such Loan Party grants  liens or security  interests in its property or otherwise acts as  accommodation  party or guarantor,  as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations,  contingent or otherwise,  under each of the Loan Documents to which it is a party  (after  giving  effect  hereto)  and (ii) to the  extent  such Loan  Party  granted  liens on or  security interests in any of its property  pursuant to any such Loan  Document as security for or otherwise  guaranteed  the
Borrower's  Obligations  under or with respect to the Loan  Documents,  ratifies and reaffirms  such  guarantee and grant of security  interests  and liens and confirms and agrees that such security  interests  and liens  hereafter secure all of the  Obligations as amended  hereby.  Each of the Loan Parties hereby  consents to this Amendment and acknowledges  that  each of the Loan  Documents  remains  in full  force and  effect  and is  hereby  ratified  and reaffirmed.  The  execution of this  Amendment  shall not operate as a waiver of any right,  power or remedy of the
Agent or Lenders,  constitute a waiver of any provision of any of the Loan  Documents or serve to effect a novation of the Obligations.

                        [remainder of page intentionally left blank; signature pages follow]

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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                     LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent

                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     HIBERNIA NATIONAL BANK, as a Lender
                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     NATIONAL CITY BANK, as a Lender

                                                     By:      /S/
                                                     Its:     ___________________________________

                                                     BANK ONE,  N.A.,  formerly known as THE FIRST NATIONAL BANK OF
                                                     CHICAGO, as a Lender

                                                     By:      /S/
                                                     Its:     ___________________________________

AGREED AND ACKNOWLEDGED THIS
28th Day of December, 2000

BORROWER:

SOUTH CENTRAL POOL SUPPLY, INC.

By:      /S/
Its:     ___________________________________

LOAN PARTIES:

SCP POOL CORPORATION

By:      /S/
Its:     ___________________________________

                                                        10

ALLIANCE PACKAGING, INC.

By:      /S/
Its:     ___________________________________

SCP INTERNATIONAL, INC.

By:      /S/
Its:     ___________________________________

SUPERIOR POOL PRODUCTS, LLC

By:      /S/
Its:     ___________________________________

SCP PROPERTY CO.

By:      /S/
Its:     ___________________________________